As filed with the Securities and Exchange Commission on February 10, 2026.

File No. 333-292719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

AMENDMENT NO. 2

TO
FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

__________________________________________

Inflection Point Acquisition Corp. IV*
(Exact name of registrant as specified in its charter)

__________________________________________

For Co-Registrants, see “Table of Co-Registrants” on the following page.

Cayman Islands*	6770	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, Fl 47

New York, NY 10105

212-984-3835

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

__________________________________________

Michael Blitzer

Chief Executive Officer

1345 Avenue of the Americas, Fl 47

New York, NY 10105

212-984-3835

(Name, address, including zip code and telephone number, including area code, of agent for service)

__________________________________________

Copies to:

Joel L. Rubinstein White & Case LLP 1221 Avenue of the Americas New York, NY 10020 Tel: (212) 819-8200	Stephen W. Ranere Nick S. Dhesi John J. Slater Latham & Watkins LLP 200 Clarendon Street Boston, MA 02116 Tel: (617) 948-6000

__________________________________________

Approximate date of commencement of proposed sale to the public: As soon as practicable after (i) this registration statement is declared effective and (ii) upon completion of the applicable transactions described in the enclosed proxy statement/prospectus.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company, or emerging growth company. See the definitions of “large accelerated filer”, “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction: ☐

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

____________

*           Prior to the consummation of the Business Combination described herein, the Registrant intends to effect a deregistration under Section 206 of the Companies Act (Revised) of the Cayman Islands and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which the Registrant’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware. All securities being registered will be issued by Inflection Point Acquisition Corp. IV (after its domestication as a corporation incorporated in the State of Delaware), the continuing entity following the Domestication, which will be renamed “Merlin, Inc.”

The Registrant and Co-Registrant hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant and Co-Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF CO-REGISTRANTS

Exact Name of Co-Registrant as Specified in its Charter(1)(2)	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Merlin Labs, Inc.	Delaware	3721	83-2225245

____________

(1)      The Co-Registrant has the following principal executive office:

Merlin Labs, Inc.

129 South Street

Boston, MA 02111

(2)      The agent for service for the Co-Registrant is:

Corporation Service Company

251 Little Falls Drive

Wilmington, New Castle County, DE 19808-1674

EXPLANATORY NOTE

Inflection Point Acquisition Corp. IV and Merlin Labs, Inc. are filing this Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-292719) (the “Registration Statement”) as an exhibits-only filing solely for the purpose of filing an updated copy of Exhibits 5.1 and 23.1. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 21 of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibit. The remainder of the Registration Statement is unchanged and has therefore been omitted.

Item 21. Exhibits and Financial Statement Schedules.

(a)     The following exhibits are filed as part of this registration statement:

Exhibit No.	Description
2.1**†

Business Combination Agreement, dated as of August 13, 2025, by and among Bleichroeder Acquisition Corp. I, IPDX Merger Sub, Inc., and Merlin Labs, Inc. (included as Annex A to the proxy statement/prospectus, which is part of this registration statement and incorporated by reference herein).

2.2**†	Plan of Domestication.
2.3**	Form of Certificate of Merger.
3.1

Memorandum and Articles of Association of Inflection Point (incorporated herein by reference to Exhibit 3.1 filed with Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on November 5, 2024).

3.2	Form of Certificate of Incorporation of Merlin, Inc. (included as Annex B to the proxy statement/prospectus, which is part of this registration statement and incorporated by reference herein).
3.3	Form of Bylaws of Merlin, Inc. (included as Annex C to the proxy statement/prospectus, which is part of this registration statement and incorporated by reference herein).
3.4

Form of Merlin Labs, Inc.’s Certificate of Designation of Preferences, Rights and Limitations of 12.0% Series A Cumulative Convertible Preferred Stock (included as Annex I to the proxy statement/prospectus, which is part of this registration statement and incorporated by reference herein).

3.5**	Form of Certificate of Corporate Domestication of Merlin, Inc.
4.1

Specimen Unit Certificate of Inflection Point (incorporated herein by reference to Exhibit 4.1 filed with Inflection Point’s Registration Statement on Form S-1 (Reg. No. 333-280777), filed with the SEC on October 23, 2024).

4.2

Specimen Class A Ordinary Share Certificate of Inflection Point (incorporated herein by reference to Exhibit 4.2 filed with Inflection Point’s Registration Statement on Form S-1 (Reg. No. 333-280777), filed with the SEC on October 23, 2024).

4.3

Specimen Rights Certificate of Inflection Point (incorporated by reference to Exhibit 4.3 filed with Inflection Point’s Registration Statement on Form S-1 (Reg. No. 333-280777), filed with the SEC on October 23, 2024).

4.4

Share Rights Agreement, dated as of October 31, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent (incorporated herein by reference to Exhibit 4.1 filed with Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on November 5, 2024).

4.5**	Specimen Common Stock Certificate of Merlin, Inc.
4.6**	Specimen Common Stock Purchase Warrant of Merlin, Inc.
5.1*	Opinion of White & Case LLP.
8.1**	Opinion of White & Case LLP regarding certain federal income tax matters.
8.2**	Opinion of Latham & Watkins LLP regarding certain federal income tax matters.
10.1

Investment Management Trust Agreement, dated October 31, 2024, by and between Inflection Point and Continental Stock Transfer & Trust Company, as trustee (incorporated herein by reference to Exhibit 10.1 to Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on November 5, 2024).

10.2

Registration Rights Agreement, dated October 31, 2024, by and between Inflection Point and Bleichroeder Sponsor 1 LLC (incorporated herein by reference to Exhibit 10.2 to Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on November 5, 2024).

10.3

Private Placement Units Purchase Agreement, dated October 31, 2024, by and between Inflection Point and Bleichroeder Sponsor 1 LLC (incorporated herein by reference to Exhibit 10.3 to Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on November 5, 2024).

10.4

Letter Agreement, dated October 31, 2024, by and among Inflection Point, Bleichroeder Sponsor 1 LLC, and certain officers and directors of Inflection Point (incorporated herein by reference to Exhibit 10.4 to Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on November 5, 2024).

10.5	Form of Sponsor Support Agreement (included as Annex D to the proxy statement/prospectus, which is part of this registration statement and incorporated by reference herein).
10.6	Form of Stockholder Voting and Support Agreement (included as Annex E to the proxy statement/prospectus, which is part of this registration statement and incorporated by reference herein).

Exhibit No.	Description
10.7	Form of Sponsor Lock-Up Agreement (incorporated herein by reference to Exhibit 10.3 to Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on August 14, 2025).
10.8	Form of Merlin Labs Lock-Up Agreement (incorporated herein by reference to Exhibit 10.4 to Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on August 14, 2025).
10.9

Form of Amended and Restated Registration Rights Agreement (incorporated herein by reference to Exhibit 10.5 to Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on August 14, 2025).

10.10†	Form of Signing Series A SPA (incorporated herein by reference to Exhibit 10.6 to Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on August 14, 2025).
10.11†

Form of Amendment No. 1 to the Signing Series A SPA (incorporated herein by reference to Exhibit 10.1 to Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on November 17, 2025).

10.12†	Form of Additional Series A SPA (incorporated herein by reference to Exhibit 10.2 to Inflection Point’s Current Report on Form 8-K (File No. 001-42392), filed with the SEC on November 17, 2025).
10.13**††	IDIQ Agreement, dated June 7, 2024, by and between Merlin Labs, Inc. and USSOCOM.
10.14**	Merlin Labs, Inc. 2018 Equity Incentive Plan.
10.15**	Form of Stock Option Grant Notice and Stock Option Agreement under 2018 Equity Incentive Plan.
10.16**	Merlin, Inc. 2026 Incentive Award Plan (included as Annex G to the proxy statement/prospectus, which is part of this registration statement and incorporated by reference herein).
10.17**	Merlin, Inc. 2026 Employee Stock Purchase Plan (included as Annex H to the proxy statement/prospectus, which is part of this registration statement and incorporated by reference herein).
10.18**	Employment Offer Letter, dated September 19, 2025, by and between Merlin Labs, Inc. and Ryan Carrithers.
21.1**	List of Subsidiaries of Inflection Point.
23.1*	Consent of White & Case LLP (included as part of Exhibit 5.1 hereto).
23.2**	Consent of White & Case LLP (included as part of Exhibit 8.1 hereto).
23.3**	Consent of Latham & Watkins LLP (included as part of Exhibit 8.2 hereto).
23.4**	Consent of WithumSmith+Brown, PC.
23.5**	Consent of BDO USA, P.C. (formerly HORNE LLP).
24.1**	Power of Attorney for Inflection Point Signatories (included on signature page for Inflection Point to the Registration Statement on Form S-4 filed on January 14, 2026).
24.2**	Power of Attorney for Merlin Signatories (included on signature page for Merlin to Amendment No. 1 to the Registration Statement on Form S-4 filed on February 10, 2026)
99.1**	Consent of Newbridge Securities Corporation.
99.2**	Consent of Matt George to be named as a director nominee.
99.3**	Consent of Kenneth Braithwaite to be named as a director nominee.
99.4**	Consent of Kelyn Brannon to be named as a director nominee.
99.5**	Consent of Michael Montelongo to be named as a director nominee.
99.6**	Consent of Dr. Robert H. Smith to be named as a director nominee.
99.7**	Consent of Carolyn Trabuco to be named as a director nominee.
107**	Filing Fee Table.

____________

*        Filed herewith.

**      Previously filed.

†        Certain schedules and similar attachments have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

††      Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(2)(ii).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on February 10, 2026.

INFLECTION POINT ACQUISITION CORP. IV
By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on the date indicated below:

Signature	Title	Date
/s/ Michael Blitzer	President, Chief Executive Officer, and Director	February 10, 2026
Michael Blitzer	(Principal Executive Officer)
*	Chief Financial Officer	February 10, 2026
Robert Folino	(Principal Financial and Accounting Officer)
*	Director	February 10, 2026
Andrew Gundlach
*	Director	February 10, 2026
Antoine Theysset
*	Director	February 10, 2026
Joseph Samuels
*	Director	February 10, 2026
Kathy Savitt
* By:	/s/ Michael Blitzer
Michael Blitzer
Attorney-In-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Co-Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts on February 10, 2026.

MERLIN LABS, INC.
By:	/s/ Matthew George
Name:	Matthew George
Title:	Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated on the date indicated below:

Signature	Title	Date
/s/ Matthew George	Chief Executive Officer and Director	February 10, 2026
Matthew George	(Principal Executive Officer)
*	Chief Financial Officer	February 10, 2026
Ryan Carrithers	(Principal Financial and Accounting Officer)
*	Director	February 10, 2026
David Greenbaum
*	Director	February 10, 2026
Alex Creasey
*	Director	February 10, 2026
Meka Asonye
* By:	/s/ Matthew George
Matthew George
Attorney-In-Fact

SIGNATURE OF AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Inflection Point Acquisition Corp. IV has signed this registration statement or amendment thereto in the City of New York, State of New York, on February 10, 2026.

INFLECTION POINT ACQUISITION CORP. IV
By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	President, Chief Executive Officer and Director